EXHIBIT 10.6

FOURTH SUPPLEMENTAL INDENTURE
Dated as of June 9, 2025
Supplementing that Certain
INDENTURE
Dated as of September 2, 2020
Among
ROYALTY PHARMA PLC,
ROYALTY PHARMA HOLDINGS LTD.
and
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee
This Fourth Supplemental Indenture, dated as of June 9, 2025 (this “Fourth Supplemental Indenture”), among Royalty Pharma plc, an English public limited company incorporated under the laws of England and Wales, having its principal office at 110 East 59th Street, New York, NY 10022 (the “Company”), Royalty Pharma Holdings Ltd. (the “Initial Guarantor”), Royalty Pharma Manager, LLC (the “Additional Guarantor”), and Wilmington Trust, National Association, as Trustee under the Indenture (as hereinafter defined) and hereunder (the “Trustee”), supplements that certain Indenture, dated as of September 2, 2020, among the Company, the Initial Guarantor and the Trustee (as supplemented from time to time, the “Base Indenture” and, together with this Fourth Supplemental Indenture, the “Indenture”). Capitalized terms used but not defined in this Fourth Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture.
WHEREAS, Section 1402 of the Base Indenture provides that, if any Subsidiary of a Credit Party becomes a guarantor or an obligor in respect of Triggering Indebtedness, within 20 Business Days of such event, such Credit Party shall cause such Subsidiary to enter into a supplemental indenture pursuant to which such Subsidiary shall agree to provide a Guarantee;
WHEREAS, the Additional Guarantor, which is a Subsidiary of a Credit Party, became a guarantor or obligor in respect of Triggering Indebtedness; and
WHEREAS, Section 901(4) of the Base Indenture provides that, without the consent of any Holders, the Company, the Guarantors and the Trustee may enter into supplemental indentures to add new Guarantors.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Initial Guarantor, the Additional Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:
Section 1.01.    Agreement to Guarantee. The Additional Guarantor hereby agrees, jointly and severally with all other Guarantors, to fully and unconditionally guarantee the due and punctual payment in full of all of the Company’s Obligations in accordance with the terms of the applicable Securities and the Indenture on the terms and subject to the conditions set forth in ARTICLE XIV of the Base Indenture and to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.
Section 2.01.    Relationship with Base Indenture. This Fourth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture and, as provided in the Base Indenture, this Fourth Supplemental Indenture forms a part thereof in the manner and to the extent herein and therein provided.
Section 2.02    Trustee Makes No Representation. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. Trustee makes no representation as to the validity or sufficiency of this Fourth Supplemental Indenture.

Section 2.03.    Successors and Assigns. All covenants and agreements in this Fourth Supplemental Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not. All agreements of the Trustee in this Fourth Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.
Section 2.04.     Execution and Counterparts. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
Section 2.05.     Governing Law. This Fourth Supplemental Indenture shall be governed by, and construed in accordance with, the law of the State of New York.
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IN WITNESS WHEREOF, the parties have caused this Fourth Supplemental Indenture to be duly executed as of the date first written above.

Royalty Pharma plc
By:	/s/ Pablo Legorreta
Name: Pablo Legorreta
Title: Director

Royalty Pharma Holding Ltd.
By:	/s/ Pablo Legorreta
Name: Pablo Legorreta
Title: Director

Royalty Pharma Manager, LLC
By:	/s/ Pablo Legorreta
Name: Pablo Legorreta
Title: Chief Executive Officer

Wilmington Trust, National Association, as Trustee
By:
Name:
Title:

[Signature Page to Fourth Supplemental Indenture]

IN WITNESS WHEREOF, the parties have caused this Fourth Supplemental Indenture to be duly executed as of the date first written above.

Royalty Pharma plc
By:
Name: Pablo Legorreta
Title: Director

Royalty Pharma Holding Ltd.
By:
Name: Pablo Legorreta
Title: Director

Royalty Pharma Manager, LLC
By:
Name: Pablo Legorreta
Title: Chief Executive Officer

Wilmington Trust, National Association, as Trustee
By:	/s/ Emilia Gazzuolo
Name: Emilia Gazzuolo
Title: Assistant Vice President

[Signature Page to Fourth Supplemental Indenture]